Al Frank Fund

 Class (Symbol: VALUX)

Advisor Class (Symbol: VALAX)

Al Frank Dividend Value Fund

Investor Class (Symbol: VALDX)

Advisor Class (Symbol: VALEX)

Supplement dated July 24, 2014 to the Prospectus dated May 1, 2014.

This Supplement updates and supersedes any contrary information contained in the Prospectus dated May 1, 2014 relating to Investor Class shares of the Al Frank Fund and Al Frank Dividend Value Fund.

Reference is made to the section titled “Shareholder Information” beginning on page 13 of the prospectus. The sub-section titled “More About Investor Class Shares” on page 13 is deleted in its entirety and replaced with the following:

Investor Class shares of the Funds are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of a Fund. Investor Class shares pay up to 0.25% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Funds and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of an Investor Class shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment in Investor Class shares of the Fund is $1,000. The minimum subsequent investment in Investor Class shares of a Fund is $100.

Reference is made to the section titled “Shareholder Information” beginning on page 13 of the prospectus. The first paragraph of the sub-section titled “Automatic Investment Plan” on page 15 is deleted in its entirety and replaced with the following:

You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in a Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Funds at 1-888-263-6443 for more information about the Funds’ Automatic Investment Plan. Minimum initial investment requirements may be waived for Automatic Investment Plan investors, at the Fund’s discretion.

This Supplement, and the Prospectus and Statement of Additional Information both dated May 1, 2014, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information both dated May 1, 2014, and the Supplement to the Prospectus dated July 24, 2014 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-888-263-6443.